UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 11, 2005 (August 8, 2005)

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-13078	13-3180530
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

76 Beaver Street, New York, NY 10005
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On August 8 , 2005, we became obligated to issue an aggregate of 5,440,002 to the investors in our private placement that closed on February 8 and 10, 2005. The obligation arose because our common stock was not listed for trading on the Toronto Stock Exchange within 180 days from the closing date of the private placement. The shares are in the process of being issued.

The foregoing securities were issued pursuant to exemptions from registration provided by Regulation S and/or Rule 506 of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

August 11, 2005	By:	/s/ Jeffrey W. Pritchard
Jeffrey W. Pritchard, Vice President